UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, DC 20549

                                    ----------

                                     FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): February 7, 2006

                                    GCI, INC.
              (Exact Name of Registrant as Specified in its Charter)

    Alaska                          0-5890                          91-1820757
---------------               ----------------------               ------------
(State or Other              (Commission File Number)             (IRS Employer
Jurisdiction of                                                   Identification
Incorporation)                                                        Number)

      2550 Denali Street Suite 1000 Anchorage, Alaska                 99503
   -----------------------------------------------------            --------
         (Address of principal executive offices)                  (Zip Code)


       Registrant's telephone number, including area code: (907) 868-5600


                                      NONE
           -----------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information

Item 2.02 - Results of Operations and Financial Condition.

On February 7, 2006 GCI, Inc.'s parent company General Communication, Inc. ("GCI"), announced that it presented at the Kaufman Bros. West Coast Investor Conference on February 7, 2006. Ron Duncan, GCI president and CEO, presented an overview of GCI's business strategies, commented on certain GCI financial prospects for 2006, cash balances as of December 31, 2005, and provided more information regarding GCI's previously announced purchase of a substantial majority interest in Alaska DigiTel.

A copy of the press release is attached as Exhibit 99.1.


Section 9 - Financial Statements and Exhibits

Item 9.01 - Financial Statements and Exhibits

     (a) Financial statements of businesses acquired: Not Applicable

     (b) Pro forma financial information: Not Applicable

     (c) Exhibit:

         99.1 Press release dated February 7, 2006.

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          GCI, INC.
                                          ---------------------------
                                          (Registrant)

Date: February 7, 2006


                                          By   /s/ John M. Lowber
                                               --------------------------
                                          Name:  John M. Lowber
                                          Title: Secretary, Treasurer and
                                                 Director
                                                 (Principal Financial and
                                                 Accounting Officer)

                                  EXHIBIT INDEX

Exhibit No.   Description
-----------   --------------------------------------------------------
99.1          Press release of General Communication, Inc., dated
              February 7, 2006.